UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 6, 2017

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 NORTH KANSAS AVE, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 626-3600
Registrant’s Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[   ] Emerging growth company

[   ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 6, 2017, Heartland Express, Inc. of Iowa (the “Buyer”) and Heartland Express, Inc. (the “Company”), in its capacity as guarantor, entered into a Stock Purchase Agreement with Interstate Distributor Co., a Washington corporation (“IDC”), and Saltchuk Resources, Inc., a Washington corporation (the “Seller”).  IDC is a truckload carrier headquartered in Tacoma, Washington, providing primarily dry van truckload transportation services, including local, regional, dedicated, and transcontinental services.

Pursuant to the Stock Purchase Agreement, the Buyer purchased all of IDC’s issued and outstanding common stock (the “Transaction”).  The enterprise value at closing was approximately $113 million, subject to a post-closing invested capital true-up.  The funds to pay the approximately $94 million of cash consideration payable to the Seller was funded out of the Company’s available cash. The transaction included the assumption of approximately $23 million of IDC's debt, which Heartland expects to pay off after closing, and the acquisition of $4 million of cash on IDC’s balance sheet. Tax treatment of the Transaction will be similar to tax treatment of an election under Internal Revenue Code Section 338(h)(10).  The Stock Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions.

The foregoing descriptions of the Stock Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 6, 2017, the Company issued a press release announcing the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Certain officers of the Company plan to make a presentation to existing stockholders, securities analysts, and other interested persons concerning the Transaction.  A copy of the presentation is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Any financial statements required by this item will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

Any pro forma information required by this item will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(d)	Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release, dated July 6, 2017
99.2	Heartland Express, Inc. investor presentation

The information contained in Items 7.01 and 9.01 and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Items 7.01 and 9.01 hereof and Exhibits 99.1 and 99.2 hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	July 6, 2017	By:/s/ John P. Cosaert
John P. Cosaert
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release, dated July 6, 2017
99.2	Heartland Express, Inc. investor presentation